SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2013 (August 16, 2013)

GENSPERA, INC.

(Exact name of registrant as specified in Charter)

Delaware	0001421204	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2511 N Loop 1604 W, Suite 204

San Antonio, TX 78258

(Address of Principal Executive Offices)

210-479-8112

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Between August 14 and August 16, 2013, GenSpera, Inc. (“Company”) entered into subscription agreements (“Subscription Agreement”) with certain accredited investors and securities purchase agreements (“Securities Purchase Agreement”) with certain qualified institutional buyers (collectively, the “Investors”). Pursuant to the agreements, the Company sold an aggregate of $5,000,032, or 3,333,356 units, to the Investors. The price per unit is $1.50 with each unit consisting of (i) one share of the Company’s common stock (“Shares”) and (ii) one common stock purchase warrant (“Warrant”) (the “Offering”). The Warrants have a term of five years and entitle the Investors to purchase the Company’s common stock at a price per share of $1.75. In the event that the shares underlying the Warrants are not subject to a registration statement at the time of exercise, the Warrants may be exercised on a cashless basis after 6 months from the issuance date. The Warrants also contain provisions providing for an adjustment in the underlying number of shares and exercise price in the event of stock splits or dividends and fundamental transactions. The closing of the Offering is anticipated to occur on or about August 20, 2013, subject to customary closing conditions.

In connection with the Offering, all Investors received registration rights through the Subscription Agreement or a registration rights agreement (collectively, “Registration Rights Agreement”) as applicable. Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement with the Securities and Exchange Commission (“the Commission”) within 45 days from the closing (August 19, 2013) to register the resale of the Shares and common shares underlying the Warrants and to maintain the effectiveness thereunder. The Company also agreed to have the registration statement declared effective within 120 days from the filing date. The Company agreed to keep the registration statement continuously effective until the earlier to occur of (i) the date after which all of the securities to be registered thereunder have been sold, or (ii) the date on which all the securities to be registered thereunder may be sold without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 under the Securities Act of 1933, as amended. We are also obligated to pay the Investors, as partial liquidated damages, a fee of 1.5% of each Investor’s subscription amount per month in cash or shares of the Company’s common stock, at the discretion of the Company, upon the occurrence of certain events, including our failure to file and / or have the registration statement declared effective within the time provided.

T.R. Winston & Company (the “Placement Agent”) acted as placement agents for the Offering. The Placement Agent will receive a commission equal to 8% of gross proceeds, for an aggregate commission of $400,002.56, and a non-accountable expense allowance equal to 2% of the gross proceeds, or $100,000.64. The Placement Agent shall also receive common stock purchase warrants to purchase such number of shares equal to 8% of the Shares sold in the Offering to Investors, or 266,668 placement agent warrants with substantially the same terms as the Warrants (“PA Warrants”). Additionally, Placement Agent will be reimbursed for its legal and due diligence costs in an amount not to exceed $35,000. The Placement Agent will also receive (i) a cash fee of 4% of gross proceeds received from the exercise of the Warrants, and (ii) additional transaction fees equal to 8% of gross proceeds and 8% warrant coverage for any future investment by one of the Investors in the Company for a period of 12 months following the closing of the Offering.

Investors that subscribed to the Offering through the Securities Purchase Agreement were given a right of participation to invest in future offerings for up to 24 months from the closing date. The Securities Purchase Agreement also prohibits the Company from issuing any common stock for 90 days after the effectiveness of the registration statement as contemplated in the Registration Rights Agreement. Additionally, until the earlier of (i) the 18 month anniversary of such effectiveness, or (ii) such time as no Investor holds any Warrants, the Company shall be prohibited from entering into any agreement to effect any issuance of common stock in a variable rate transaction.

The securities offered have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This current report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

The foregoing summaries of each of the Subscription Agreement, Securities Purchase Agreement, Registration Rights Agreement and Warrant are qualified in their entirety by reference to the full text of each such document, a copy of the form of each is attached hereto as Exhibits 10.01, 10.02, 10.03 and 10.04 respectively, and each of which is incorporated herein in its entirety by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The information set forth above in Item 1.01 of this current report on Form 8-K is incorporated herein by reference in its entirety.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On July 1, 2013, the Company’s board of directors (“Board”) approved: (i) an amendment to the Company’s articles of incorporation (“Articles”), and (ii) the Offering. Additionally, the Board authorized the officers of the Company to seek the written consent of holders of a majority of the Company’s capital stock and set July 2, 2013 as the record date (“Record Date”).

Effective August 19, 2013, stockholders representing 12,098,616 shares, or approximately 50.85% of the issued and outstanding voting capital stock of the Company, as of the Record Date, gave their written consent to approve:

•	Amend the Articles to increasing the capitalization of the company to 180,000,000 shares of capital stock consisting of (i) 150,000,000 shares of common stock, par value $0.0001 and (ii) 30,000,000 blank check preferred shares, par value $0.0001; and

•	the Offering.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
10.01	Form of Subscription Agreement
10.02	Form of Securities Purchase Agreement
10.03	Form of Registration Rights Agreement
10.04	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 20, 2013

GenSpera, Inc.

By:	/s/ Craig Dionne
Craig Dionne Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
10.01	Form of Subscription Agreement
10.02	Form of Securities Purchase Agreement
10.03	Form of Registration Rights Agreement
10.04	Form of Warrant